As filed with the Securities and Exchange Commission on January 31, 2003

Securities Act File No. 2-74584
Investment Company Act File No. 811-3310

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940
Amendment No. 26	☒
(Check appropriate box or boxes)

MERRILL LYNCH
RETIREMENT RESERVES MONEY FUND

OF MERRILL LYNCH RETIREMENT SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (609) 282-2800

TERRY K. GLENN
Merrill Lynch Retirement Series Trust
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-0618 Attention: Frank P. Bruno, Esq.	Philip L. Kirstein, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

        It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

        If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

Prospectus

January 31, 2003

Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Short Term Securities — securities with maturities of not more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities.

Direct U.S. Government Obligations — obligations that are issued or have their principal and interest guaranteed and backed by the full faith and credit of the United States.

Repurchase Agreements — agreements where another party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing in a diversified portfolio of short term securities. These securities consist primarily of direct U.S. Government obligations, U.S. Government agency securities, obligations of domestic and foreign banks, U.S. dollar denominated commercial paper and other short term debt securities issued by U.S. and foreign entities and repurchase agreements. Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Fund may lose money if the other party to a repurchase agreement defaults on its obligation. Foreign investing involves special risks including higher costs and the possibility of adverse political, economic and other developments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should invest?

Shares of the Fund are only offered to (i) participants in traditional IRA, IRRA, Roth IRA, Coverdell education savings account, SEP and SRA plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) acts as an approved non-bank custodian (“Custodial Plans”), (ii) participants in Merrill Lynch Basic plans and Retirement Selector Accounts, (iii) participants in certain retirement plans for which Merrill Lynch acts as custodian whose accounts are enrolled in certain advisory services, (iv) participants in certain other pension, profit-sharing, annuity and other qualified plans and (v) participants in “qualified tuition programs” as defined under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, the “Plans” and individually, a “Plan”).

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	3

[ICON] Key Facts

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind
•	Are looking for preservation of capital
•	Are looking for current income and liquidity
•	Are looking for a professionally managed and diversified portfolio

4	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I shares for the past ten calendar years. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.34% (quarter ended December 31, 2002). The Fund’s year to date return as of December 31, 2002 was 1.51%.

Average Annual Total Returns (for the periods ended December 31, 2002)	Past One Year	Past Five Years	Ten Years/ Life of Fund

Merrill Lynch Retirement Reserves Money Fund Class I	1.51%	4.35%	4.45%

Merrill Lynch Retirement Reserves Money Fund Class II	1.30%	3.64%	3.97%†

†	Class Inception date is October 5, 1998.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	5

[ICON] Key Facts

Yield — the income generated by an investment in the Fund.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, that the Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

YIELD INFORMATION

The yield on Fund shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call 1-800-221-7210.

FEES AND EXPENSES

The Fund offers two classes of shares to the Plans. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I	Class II

Management Fees	0.39%	0.39%

Distribution (12b-1) Fees(a)	None	0.20%

Other Expenses (including transfer agency fees)(b)	0.17%	0.17%

Total Annual Fund Operating Expenses	0.56%	0.76%

(a)	The Fund is authorized to pay Merrill Lynch distribution fees of 0.20% each year under a distribution plan with respect to Class II shares that the Fund has adopted under rule 12b-1. For the fiscal year ended October 31, 2002, $604,652 was paid to Merrill Lynch pursuant to the distribution plan.
(b)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for these services.

6	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$57	$179	$313	$701

Class II	$78	$243	$422	$942


MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

Donaldo S. Benito is a Vice President and the portfolio manager of the Fund. Mr. Benito has been a Vice President of Merrill Lynch Investment Managers since 1985.

HOW THE FUND INVESTS

The Fund’s main objective is to seek current income, preservation of capital and liquidity.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective:

The Fund tries to achieve its objective by investing in a diversified portfolio of money market securities. These instruments are generally fixed-income securities that mature or reset to a new interest rate within 13 months (25 months if the U.S. Government or a government agency has issued or guaranteed the debt). Other than U.S. Government and U.S. Government agency securities, the Fund only invests in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Fund’s management, are of similar credit quality.

Fund management varies the kinds of money market securities in the portfolio and the average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

Among the money market obligations the Fund may buy are:

United States Government Securities — Debt securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

United States Government Agency Securities — Debt securities issued by U.S. Government sponsored enterprises, Federal agencies and instrumentalities and certain international institutions that are not direct obligations of the United States but involve U.S. government sponsorship or guarantees by U.S. government agencies or enterprises. The U.S. government may not be obligated to provide financial support to the entities.

Bank Money Instruments — Obligations of commercial banks, savings banks, savings and loan associations, or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be

8	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch investment Managers.

Asset-Backed Security — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.


issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). The Fund may invest in Eurodollar obligations only if they are general obligations of the U.S. parent bank.

Foreign Bank Money Instruments — U.S. dollar denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposits, bankers’ acceptances, time deposits, bank notes and deposit notes. Payment on securities of foreign branches and subsidiaries may be a general obligation of the parent bank or may be an obligation only of the issuing branch or subsidiary. The Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

Short Term Obligations — Corporate or foreign government debt and asset-backed securities with a period of 397 days or less remaining to maturity.

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Other Eligible Investments — Other money market instruments permitted by SEC rules governing money market funds.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short term interest rate index).

Repurchase Agreements — In a repurchase agreement the Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	9

[ICON] Details About the Fund

Reverse Repurchase Agreements — In a reverse repurchase agreement, the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may invest in reverse repurchase agreements involving the money market securities described above.

Forward Commitments — The Fund may buy or sell money market securities on a forward commitment basis. In these transactions, the Fund buys the securities at an established price with payment and delivery taking place in the future. Payment and delivery may occur up to 180 days after purchase. The value of the security on the delivery date may be more or less than its purchase price.

The Fund may also lend its portfolio securities.

INVESTMENT RISKS

This section contains a summary discussion of general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

10	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

Foreign Market Risk — The Fund may invest in U.S. dollar denominated money market instruments and other short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks include the higher costs of foreign investing, and the possibility of adverse political, economic or other developments.

The Fund may be subject to certain other risks associated with its investments and investment strategies, including:

Reverse Repurchase Agreement Risk — The Fund may lose any difference between the value of the security sold and the cash received by the Fund if the counterparty defaults.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of the investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	11

Your Account [ICON]

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell, and transfer shares through Merrill Lynch or other securities dealers. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

12	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, determine the share class for which you are eligible	Class I shares will be offered to participants in:
  •  Any Custodial Plan with an active custodial      retirement account as of September 30, 1998
  •  Any Custodial Plan purchasing shares of the Fund      through a Merrill Lynch fee-based program
  •  Any pension, profit sharing, annuity or qualified      plan other than a Custodial Plan

Class II shares will be offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase any Class I shares as described above. Fractional shares of the Fund will not be sold, other than through dividend reinvestments.

	Next, determine the amount of your investment	There is no minimum initial investment for Fund shares.

Have cash balances from your Custodial Plan account automatically invested in shares	If you maintain a Custodial Plan account with Merrill Lynch and choose to have your cash balances automatically invested in the Fund, they will be invested as follows:

  •  Cash balances from a sale of securities that does      not settle on the day the sale is made will be
     invested in shares of the Fund on the next
     business day following the day on which the sale
     proceeds are received by the Custodial Plan
     account.

  •  Cash balances from (i) a sale of securities that
     settles on the same day as the sale or (ii)
     repayments of principal on debt securities held in
     the Custodial Plan account will be invested in
     shares of the Fund on the next business day
     following the day on which the money is received
     by the account.

  •  Cash balances from (i) payment of dividends or      interest on securities held in the account or (ii) a
     contribution to the account will be invested in
     shares of the Fund on the next business day
     following the day on which the money is received
     by the account.

Cash balances equal to less than $1.00 will not be invested and will earn no return.

Or have your Merrill Lynch Financial Advisor or securities dealer submit your purchase order	Participants in certain Plans may request a Merrill Lynch Financial Advisor to place a purchase order for their account.

Share purchase orders are effective on the date Federal Funds become available to the Fund. Generally, purchase orders placed through Merrill Lynch will be effective on the day the order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	13

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Add to Your Investment	Purchase additional shares	There is no minimum investment for additional purchases for all accounts.

	Acquire additional shares through automatic dividend reinvestment	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

	Participate in the automatic investment plan	If you maintain an account directly with the Transfer Agent, you may be able to invest a specific amount on a periodic basis through your account. If your account is not held directly with the Transfer Agent, you should contact your Financial Advisor.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, trustee, sponsor or securities dealer submit your sales order	The price of your shares will be the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value on the next business day. Participants in Plans should contact their Merrill Lynch Financial Advisor to effect such redemptions. Redemption requests should not be sent to the Fund or to its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The Fund may reject an order to sell shares under certain circumstances.

14	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Redemption by check	Shareholders who have check writing privileges may redeem shares by check in an amount not less than $500. If you have check writing privileges, you may request checks from the Transfer Agent. These checks can be made payable to any person, except that they may not be used to buy securities in transactions with Merrill Lynch. The person to whom the check is made payable may cash or deposit it like any check, drawn on any bank. You will continue to earn daily dividends until the day prior to the day the check clears. You will be subject to the rules and regulations governing such checking accounts including the right of the Transfer Agent not to honor checks exceeding the value of your account. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege on 30 days’ notice. The Fund no longer accepts new applications for check writing privileges.

	Automatic Redemption	The Fund has instituted an automatic redemption procedure for participants in the Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. For these participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities which the participant has selected for investment in his account.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	15

[ICON] Your Account

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “penny-rounding” method is used in calculating net asset value, meaning that the calculation is rounded to the nearest whole cent. This is the offering price. Shares are also redeemed at their net asset value. The Fund calculates its net asset value each day the New York Stock Exchange or New York banks are open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes as of 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Share purchase orders are effective on the date Federal Funds become available to the Fund. You will begin accruing dividends on the day following the date your purchase becomes effective.

DIVIDENDS AND TAXES

Dividends of ordinary income are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly or quarterly as to such reinvestments. Dividends of capital gains, if any, will be paid to shareholders at least annually. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. It is expected that ordinary income will comprise most of the Fund’s distributions.

Because of special tax rules applicable to investment in Plans, you will not be currently taxed on dividends paid by the Fund to your Plan account. In general, you may be taxed only when you receive a distribution from a Plan account. However, if your shares are held in a qualified tuition program or Coverdell education savings account as defined in the Code, distributions will generally not be taxed unless they exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. If your shares are held in a Roth IRA, as defined in the Code, you will not be taxed on receipt of distributions from the account, if certain requirements are met.

16	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

Substantial penalties (for traditional and Roth IRAs and other retirement accounts) and ordinary income tax (on the whole distribution, for retirement accounts other than Roth IRAs and on the portion representing accumulated earnings on contributions, for Roth IRAs) will be imposed if amounts are withdrawn from the retirement account prior to age 59 1/2, unless certain exceptions apply. Generally, for Coverdell education savings accounts and qualified tuition program accounts, the earnings portion of distributions which are not used to pay the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account, will be subject to a Federal penalty tax, as well as ordinary income tax.

Provided the proceeds stay in a Plan account, you will not be taxed on redemption or exchange of Fund shares. You should consult your tax advisor about the tax implications of investing in different types of retirement and education accounts and about the Federal and state tax impact of making withdrawals from a Plan account.

Different tax consequences apply for investments outside of Plan accounts or if a Plan account in which amounts are invested becomes ineligible for the special tax treatment discussed above.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	17

Management of the Fund [ICON]

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.50% of the Fund’s average daily net assets not exceeding $1 billion; 0.45% of the average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of the average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of the average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of the average daily net assets exceeding $7 billion but not exceeding $10 billion; 0.30% of the average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.29% of the average daily net assets in excess of $15 billion. For the fiscal year ended October 31, 2002, the Fund paid the Manager a fee equal to 0.39% of the Fund’s average daily net assets.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 2002. This amount includes assets managed for Merrill Lynch affiliates.

18	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0163	.0460	.0583	.0474	.0517

Realized and unrealized gain (loss) on investments — net	(.0012)	.0021	.0010	(.0012)	.0004

Total from investment operations	.0151	.0481	.0593	.0462	.0521

Less dividends and distributions:
Investment income — net	(.0163)	(.0460)	(.0583)	(.0474)	(.0517)
Realized gain on investments — net	(.0001)	(.0002)	—	—	(.0001)

Total dividends and distributions	(.0164)	(.0462)	(.0583)	(.0474)	(.0518)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return	1.66%	4.73%	5.93%	4.84%	5.31%

Ratios to Average Net Assets:

Expenses	.56%	.58%	.51%	.50%	.55%

Investment income and realized gain on investments — net	1.65%	4.68%	5.76%	4.75%	5.19%

Supplemental Data:

Net assets, end of year (in thousands)	$6,669,287	$7,594,189	$9,303,582	$13,865,025	$13,917,721


MERRILL LYNCH RETIREMENT RESERVES MONEY FUND	19

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

	Class II
	For the Year Ended October 31,				For the Period October 5, 1998† to October 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0144	.0440	.0566	.0454	.0037

Realized and unrealized gain (loss) on investments — net	(.0013)	.0021	.0010	(.0019)	.0010

Total from investment operations	.0131	.0461	.0576	.0435	.0047

Less dividends and distributions:
Investment income — net	(.0143)	(.0440)	(.0566)	(.0454)	(.0037)
Realized gain on investments — net	(.0001)	(.0002)	—	—	—	††

Total dividends and distributions	(.0144)	(.0442)	(.0566)	(.0454)	(.0037)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return	1.46%	4.52%	5.72%	4.63%	5.16	%*

Ratios to Average Net Assets:

Expenses	.76%	.79%	.71%	.71%	.72	%*

Investment income and realized gain on investments — net	1.46%	4.57%	5.52%	4.54%	4.69	%*

Supplemental Data:

Net assets, end of period (in thousands)	$266,239	$366,217	$593,339	$1,364,735	$56,385

*	Annualized.
†	Commencement of operations.
††	Amount is less than $.0001 per share.

20	MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

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MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

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MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and
reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.

COUNSEL Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Provides legal advice to the Fund.	THE FUND The Board of Trustees oversees the Fund.	CUSTODIAN The Bank of New York 100 Church Street New York, New York 10286 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540 Audits the financial statements of the Fund on behalf of the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.

MANAGER

Merrill Lynch
Investment Managers, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-221-7210

Manages the Fund’s
day-to-day activities.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-221-7210.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or contact the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-3310 Code #10093-01-03 © Merrill Lynch Investment Managers, L.P.

[LOGO] Merrill Lynch Investment Managers

Prospectus

January 31, 2003

Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Retirement Reserves Money Fund
of Merrill Lynch Retirement Series Trust

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

The investment objective of Merrill Lynch Retirement Reserves Money Fund (the “Fund”) is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit, bankers’ acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Fund defines short term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Fund management expects that substantially all the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding 762 days. The dollar weighted-average maturity of the Fund’s portfolio will not exceed 90 days. For more information on the Fund’s investment objectives and policies, see “Investment Objectives and Policies.” There can be no assurance that the investment objective of the Fund will be realized.

The Trust is authorized to offer Class I and Class II shares of the Fund to participants in certain retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) acts as custodian (the “Custodial Plans”). Shares of the Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs as defined under Section 529 of the Internal Revenue Code. (The Custodial Plans, the independent pension, profit-sharing, annuity and other qualified plans, and the qualified tuition programs are referred to herein as the “Plans.”)

The Fund is the only existing series of Merrill Lynch Retirement Series Trust (the “Trust”), a business trust organized under the laws of Massachusetts. The Trust is a diversified, open-end investment company which may be comprised of separate series (“Series”), each of which would be a separate portfolio offering a separate class or classes of shares to participants in the Plans described herein.

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 31, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers — Manager FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is January 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities. The investment objective is a fundamental policy of the Fund that may not be changed without the vote of a majority of the outstanding shares of the Fund. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Investment in the Fund offers several potential benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from the short term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and reduced risk resulting from diversification of assets. There can be no assurance that the objectives of the Fund will be realized. Certain expenses are borne by investors, including management fees, administrative costs and operational costs and, in the case of Class II shares, Rule 12b-1 fees.

In managing the Fund’s portfolio, Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”) will employ a number of professional money management techniques, including varying the composition of the Fund’s investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market instruments and future interest rate patterns. The Manager’s assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

Description of Certain Money Market Investments

United States Government Securities: Debt securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

United States Government Agency Securities: Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and instrumentalities and certain international institutions that are not direct obligations of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government may not be obligated to provide financial support to these entities.

Bank Money Instruments: Obligations of commercial banks, savings banks, savings and loan associations, or other depository institutions, such as certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). The Fund may invest in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Commercial Paper and Other Short Term Obligations: Commercial paper (including variable amount master demand notes and funding agreements), which refers to short term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables.

Foreign Bank Money Instruments: The Fund may invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms

2

of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Fund. The Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

Foreign Short Term Debt Instruments: The Fund may also invest in U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described below in connection with investments in Eurodollar and Yankeedollar obligations.

Other Investment Policies, Practices and Risk Factors

Repurchase Agreements: The Fund may invest in repurchase agreements involving the money market securities described above and repurchase agreements involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade money market securities having a value equal to the repurchase price.

Preservation of capital is a prime investment objective of the Fund, and, while the types of money market securities in which the Fund invests are not completely risk free, such securities generally are considered to have low principal risk. There is the risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In addition, with respect to repurchase agreements, purchase and sale contracts, reverse repurchase agreements and securities loans, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

From time to time the Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Bank money instruments in which the Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

Obligations of foreign issuers may involve additional investment risks from the risks of obligations of U.S. issuers. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions

3

which might adversely affect the payment of principal and interest. Generally, the issuers of Eurodollar and Yankeedollar obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks may be subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Evidence of ownership of foreign obligations may be held outside of the United States, and the Fund may be subject to risks associated with the holding of such property overseas. Foreign obligations of the Fund held overseas will be held by foreign branches of the Fund’s custodian or by foreign branches of other U.S. banks or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

MLIM will carefully consider the above factors in making investments in non-U.S. obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign investments to obligations of issuers organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

The Fund may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of no more than 397 days (13 months). These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.

The Fund’s investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Fund’s other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short term rating, or that have been issued by issuers that have received a short term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority). Currently, there are three NRSROs: Fitch Inc., Moody’s Investors Service, Inc. and Standard & Poor’s. The Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

A Commission regulation ordinarily limits investments by the Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, and are not of comparable quality to such securities, not more than 1% of its total assets. In addition, such regulation requires that not more than 5% of the Fund’s total assets be invested in securities that do not have the highest rating or are not of comparable quality to securities with the highest rating as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority).

The Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of securities purchased on a forward commitment basis will generally decrease. A separate account of the Fund will be established with its custodian consisting of cash or liquid high grade money market securities having a market value at all times at least equal to the amount of the forward purchase commitment.

For purposes of its investment policies, the Fund defines short term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. The dollar-weighted average maturity of the Fund’s portfolio will not exceed 90 days. During the Fund’s fiscal year ended October 31, 2002, the average maturity of its portfolio ranged from 53 days to 70 days.

Securities Lending. The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be

4

maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions.”

Investment Restrictions

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under the fundamental investment restrictions, the Fund may not:

(1) purchase any securities other than (i) money market and (ii) other securities described under “Investment Objectives and Policies;”

(2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities, or domestic bank money instruments);

(3) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money instruments, repurchase agreements and purchase and sale contracts with any one bank, up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a limitation of 15% of the value of its total assets;

(4) enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days;

(5) make investments for the purpose of exercising control or management;

(6) underwrite securities issued by other persons;

(7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(8) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(9) purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

5

(10) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

(11) make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (12) below;

(12) lend its portfolio securities other than as provided in the guidelines set forth below, or in excess of 33 1/3% of its total assets, taken at market value;

(13) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (The borrowing provisions shall not apply to reverse repurchase agreements.) Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income, but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income;

(14) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (12) above) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (13) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value;

(15) invest in securities for which no readily available market exists if more than 10% of its total assets (taken at market value) would be invested in such securities;

(16) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts), or in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities; and

(17) enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements and borrowings permitted in (13) above would exceed 33 1/3% of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation. For purpose of investment restriction (2) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, or as defined by Fund management.

MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees of the Trust consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Each non-interested Trustee is a member of the Trust’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with

6

respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Trust has adopted a written charter for the Committee and will review and reassess the adequacy of the Charter on an annual basis and recommend any changes to the Board. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with the duties. The Committee met four times during the fiscal year ended October 31, 2002.

Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of the time served, the total number of portfolios overseen in the complex of funds advised by the Manager and its affiliate, Fund Asset Management, L.P. (“FAM”), (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address* and Age of Trustee	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
James H. Bodurtha (58)	Trustee	Trustee since 2002

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				42 registered investment companies consisting of 61 portfolios	None

Joe Grills (66)	Trustee	Trustee since 1994

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				42 registered investment companies consisting of 61 portfolios	Kimco Realty Corporation

Herbert I. London (63)	Trustee	Trustee since 2002

James M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech L.P. since 1996.

				42 registered investment companies consisting of 61 portfolios	None

7

Name, Address* and Age of Trustee	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
André F. Perold (50)	Trustee	Trustee since 2002

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2001; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

				42 registered investment companies consisting of 61 portfolios	None

Roberta Cooper Ramo (60)	Trustee	Trustee since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of Coopers Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

				42 registered investment companies consisting of 61 portfolios	None

Robert S. Salomon Jr. (65)	Trustee	Trustee since 1996

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes magazine from 1992 to 2001; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				42 registered investment companies consisting of 61 portfolios	None

Stephen B. Swensrud (68)	Trustee	Trustee since 1984

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

				42 registered investment companies consisting of 61 portfolios	None

*	The address of each Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72 or until the earlier of his or her death or resignation, or removal as provided in the Trust’s by-laws or charter or by statute.

8

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Trustee”) and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorship held:

Name, Address* and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn† (62)	President and Trustee	President and Trustee†† since 1999

Chairman of the MLIM/FAM advised Funds since 1999; Chairman (Americas Region) of the Investment Adviser from 2000 to 2002; Executive Vice President of the Investment Adviser and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1998 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				117 registered investment companies consisting of 162 portfolios	None

Kevin J. McKenna (44)	Senior Vice President	Senior Vice President since 1997	First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997.	19 registered investment companies consisting of 13 portfolios	None

Donaldo S. Benito (57)	Vice President and Portfolio Manager	Vice President since 2002	Vice President of the Manager since 1985.	3 registered investment companies consisting of 3 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999

First Vice President of the Manager and FAM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton since 1999; Vice President of FAMD since 1999; Vice President of the Manager and FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				117 registered investment companies consisting of 162 portfolios	None

Phillip S. Gillespie (38)	Secretary	Secretary since 2000

First Vice President of the manager since 2001; Director of the Manager from 2000 to 2001; Vice President of the Manager from 1999 to 2000; Attorney associated with the Manager since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

				15 registered investment companies consisting of 22 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected and serves at the pleasure of the Board of Trustees of the Trust.
†	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
† †	As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72 or until the earlier of his death or resignation, or removal as provided in the Trust’s by-laws or charter or by statute.

9

Share Ownership. Information relating to each Trustee’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Terry K. Glenn	None	over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	$50,001 - $100,000
Joe Grills	$50,001 - $100,000	over $100,000
Herbert I. London	None	over $100,000
André F. Perold	None	None
Roberta Cooper Ramo	None	$50,001 - $100,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

As of January 17, 2003, the Trustees, officers of the Trust and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2002, none of the non-interested Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

Effective January 1, 2003, each non-interested Trustee will receive an aggregate annual retainer of $132,000 for his or her services to MLIM/FAM-advised funds, including the Fund. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Trustee receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-interested Trustee aggregate $100,000 for all MLIM/FAM-advised funds for which that Trustee serves and are allocated equally among those funds.

The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended October 31, 2002 and also the aggregate compensation paid to them from all MLIM/FAM-advised funds, for the calendar year ended December 31, 2002.

Name	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds***
James H. Bodurtha†*	$ 7,250	None	$276,150
Joe Grills†	$14,750	None	$266,097
Herbert I. London*	$ 7,250	None	$276,150
André F. Perold*	$ 7,250	None	$276,150
Roberta Cooper Ramo*	$ 7,250	None	$276,150
Robert S. Salomon, Jr.	$14,750	None	$255,647
Melvin R. Seiden**	$14,750	None	$255,647
Stephen B. Swensrud	$14,750	None	$309,564

†	Co-Chairman of the Committee.
*	Elected as a Trustee on April 15, 2002.
**	Retired as a Trustee effective January 1, 2003.
***	For the number of MLIM/FAM-advised funds from which each Trustee receives compensation, see the table on p. 7.

10

Trustees of the Fund, members of the Boards of other MLIM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of the Fund at net asset value.

Management and Advisory Arrangements

Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.


Management Fee. The Fund has entered into a management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund monthly compensation at the following annual rates:

Portion of average daily value of net assets:	Management Fee
Not exceeding $1 billion	0.500%
$1 billion to $2 billion	0.450%
$2 billion to $3 billion	0.400%
$3 billion to $4 billion	0.375%
$4 billion to $7 billion	0.350%
$7 billion to $10 billion	0.325%
$10 billion to $15 billion	0.300%
Exceeding $15 billion	0.290%


The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

	Fiscal Year Ended October 31,	Management Fee
	2002	$28,761,977
	2001	$33,053,832
	2000	$49,144,132

Payment of Fund Expenses. The Management Agreement obligates the Manager to provide management services, to furnish office space and facilities for management of the affairs of the Trust and the Fund and to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation, and, if other Series should be added, a portion of the Trust’s general administrative expenses will be allocated on the basis of asset size of the respective Series. Expenses that will be borne directly by the Series include: redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), fees for legal and auditing services, expenses of preparing and printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor,) charges of the custodian and transfer agent, Commission fees, insurance, interest, brokerage costs, certain taxes, and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, expenses related to shareholder meetings, and other expenses properly payable by the Trust. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to

11

an agreement between State Street and the Trust. The Trust pays a fee for these services. In addition, the Trust reimburses the Manager for other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares-Class II Distribution Plan.”

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

     In connection with its consideration of the Management Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Manager and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from its relationship with the Fund. The benefits considered by the Board included not only the Manager’s compensation for investment advisory services under the Management Agreement and the Fund’s profitability to the Manager, but also the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund. In connection with its consideration of the Management Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Manager and its affiliates, the Board concluded that the management fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as a result of growth in the Fund’s assets.

     Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees, concluded that the management fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Trust’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $6.50 per shareholder account for the first one million accounts and $6.00 per shareholder account for each account thereafter and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

12

The table below sets forth the Transfer Agent fees paid by the Fund for the periods indicated.

Period	Transfer Agent Fee
Fiscal year ended October 31, 2002	$ 9,503,147
Fiscal year ended October 31, 2001*	$14,884,570
Fiscal year ended October 31, 2000*	$18,255,042

*	During the fiscal year ended October 31, 2000 and the period from November 1, 2000 to June 30, 2001, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for these periods, the fees paid may have been higher. The current rates became effective on July 1, 2001.

Accounting Services. The Fund has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to the Fund and the Fund reimburses the Manager for the cost of these services.

The table below shows the amounts paid by the Fund to State Street and to the Manager for the periods indicated:

Fiscal year ended October 31,	Paid to State Street		Paid to the Manager
2002	$785,746		$ 130,737
2001	$650,938	†	$ 183,880
2000	N/A		$1,390,153

†	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, its Manager and its Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

The Trust currently offers two classes of shares of the Fund. There are no minimum initial or subsequent purchase requirements. Fractional shares of the Fund will not be sold, other than through dividend reinvestments. The offering of Class II shares commenced on October 2, 1998. At that time all outstanding shares of the Fund were redesignated “Class I shares” and the new class was designated “Class II shares.”

Shares of the Fund are offered without a sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund. If Federal Funds are available to the Fund prior to the determination of net asset value (generally 4:00 p.m. Eastern time), on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Fund or the Distributor.

Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing Class II distribution fees. Class II shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid.

Class I Shares. Class I shares will continue to be sold without any front-end or deferred sales charges and will bear no ongoing distribution fees. Class I shares are offered to:
•	Any Custodial Plan with an active custodial retirement account as of September 30, 1998
•	Any Custodial Plan purchasing shares in the Fund through a Merrill Lynch fee-based program; and
•	Any pension, profit-sharing, annuity or qualified plan other than a Custodial Plan.

13

Class II Shares. Class II shares, like Class I shares, are sold without any front-end or deferred sales charges; however, Class II shares are subject to an ongoing distribution fee.

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify as an offered of Class I shares as described above.

In addition to investing in the Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”); however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Purchases of Fund shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

The Fund has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Class II Distribution Plan. Distribution fees will be paid by the Fund to Merrill Lynch with respect to the Class II shares (the “Class II Distribution Plan”) under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. The Class II Distribution Plan provides that such distribution fee will be accrued daily and paid monthly at the annual rate of 0.20% of the Fund’s average daily net assets attributable to the Class II shares. This distribution fee will be used to help defray the expenses associated with marketing activities and services related to the Class II shares, such as advertising expenditures related to the Class II shares, the costs of systems enhancements, expenditures for sales and marketing support and the costs of preparing and distributing promotional materials relating to the Class II shares. Distribution fees paid during the fiscal year ended October 31, 2002, pursuant to the Class II Distribution Plan aggregated $604,652 based on net assets of $302.3 million.

Payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to the Class II shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Class II Distribution Plan may be more or less than distribution-related expenses. Information with respect to the Class II distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class II Distribution Plan. Distribution-related revenues consist of distribution fees. Distribution-related expenses consist of branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense.

The Class II Distribution Plan provides that Merrill Lynch shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution fees paid to Merrill Lynch. In their consideration of the Class II Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Class II Distribution Plan to the Fund and to the Class II shareholders. The Class II Distribution Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”), shall be committed to the discretion of the Independent Trustees then in office. In approving the Class II Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Plan will benefit the Fund and its Class II shareholders. The Class II Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding Class II voting securities of the Fund. The Class II Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Class II

14

shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Class II Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

The Trust will have no obligation with respect to distribution-related expenses incurred by the Distributor and Merrill Lynch in connection with Class II shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Class II Distribution Plan from year to year. However, Merrill Lynch intends to seek annual continuation of the Class II Distribution Plan. In their review of the Class II Distribution Plan, the Trustees will be asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The distribution fee received with respect to Class II shares will not be used to subsidize the sale of Class I shares.

Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by the Class II shares. As applicable to the Class II shares, the maximum sales charge rule limits the aggregate of distribution fee payments payable by the Fund to (1) 7.25% of eligible gross sales of Class II shares (defined to exclude shares issued pursuant to dividend reinvestments), plus (2) interest on the unpaid balance for Class II, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

The following table sets forth comparative information as of October 31, 2002 with respect to Class II shares of the Fund indicating the maximum allowable payments that can be under the NASD maximum sales charge rule and the Distributor’s voluntary maximum.

	Data Calculated as of October 31, 2002 (in thousands)
	Net Cap on Exchanges	Allowable Interest on Unpaid Balance(1)	Maximum Amount Payable	Amounts Previously Paid to Distributor(2)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(3)
Class II Shares for the period October 5, 1998 (commencement of operations) to October 31, 2002
Under NASD Rule as Adopted	$700,535	$208,026	$908,561	$5,362	$903,199	$45

(1)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(2)	Consists of distribution fee payments and accruals. See “Fees and Expenses” in the Prospectus.
(3)	Provided to illustrate the extent to which the current level of distribution fee payments is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum.

Plans. Shares of the Fund are offered to certain plans for which Merrill Lynch acts as custodian (“Custodial Plans”), certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Internal Revenue Code (collectively, the “Plans”). There are eight types of Custodial Plans: the traditional individual retirement account (“IRA”), the Roth individual retirement account (“Roth IRA”), the individual retirement rollover account (“IRRA®”), a simplified employee pension plan (“SEP”), a simple retirement account (“SRA”), a BasicSM (Keogh Plus) profit sharing plan, a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), a 403(b)(7) Retirement Selector Account (“RSA”), and the Coverdell education savings account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

15

Plan Investments. Investment in shares of the Fund by participants in the Plans are made as follows:

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested in shares of the Fund or, in some cases, another money market mutual fund advised by the Manager on a daily basis. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Cash balances of participants who have elected to have such funds automatically invested in the Fund will be invested as follows: Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Trust and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Trust and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

A participant in the Plans (except 529 programs and retirement plans in association with Blueprint) may enter a purchase order for shares of the Fund. Orders to invest cash balances held in a Plan account will become effective on the business day following the date on which the order is received.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed to participants in Plans (rounded to the nearest share) in the statement that is sent monthly or quarterly to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions are purchases resulting from automatic investments in shares of the Fund and redemptions which are effected automatically to purchase other securities which the participant has selected for investment in his account.

In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund’s shares will not be physically issued. Shares are maintained by the Fund on the register maintained by the Transfer Agent, and the holders thereof will have the same rights of ownership with respect to such shares as if certificates had been issued.

Investors should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. Investors should read such materials carefully before establishing a Plan account and should consult with their attorney or tax adviser to determine if any of the Plans are suited to their needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by investors’ attorneys to determine their applicability. Investors are further advised that the tax treatment of the Plans under applicable state law may vary.

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell, and Transfer Shares” in the Prospectus.

Distributions from certain Plans to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes and income taxes on all or a portion of the distribution. Distributions from certain other types of Plans may subject the participant to a Federal penalty tax and income tax on earnings to the extent not used to pay qualified education expenses (as defined in the Code for purposes of the particular type of account) of the designated beneficiary. There are, however, no adverse tax consequences resulting from redemptions of shares of the Fund where the redemption proceeds remain in the Plan account and are otherwise invested. The tax consequences of redeeming shares of the Fund for shareholders other than participants in the Plans will vary from those described above.

16

The Fund is required to redeem for cash all of its full and fractional shares. The redemption price is the net asset value per share next determined after receipt by Merrill Lynch of proper notice of redemption as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value on that day, the redemption will be effective on such day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings in the Fund will receive upon redemption all dividends declared and reinvested until the time of redemption.

Regular Redemption. Any shareholder may redeem shares of the Fund by submitting a written notice of redemption to Merrill Lynch. Redemption requests should not be sent to the Fund or to its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Redemption by Check. Shareholders who had check writing privileges as of June 5, 2000 may redeem shares by check in an amount not less than $500. At the shareholder’s request, the Transfer Agent will provide the shareholder with checks drawn on the custody account. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent upon request.

Shareholders with check writing privileges will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days’ notice to participating shareholders. As of June 5, 2000, the Fund no longer accepts new applications for check writing privileges.

Automatic Redemption. The Trust has instituted an automatic redemption procedure for participants in the Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities which the participant has selected for investment in his or her Plan account.

The right to receive payment with respect to any redemption of Fund shares may be suspended by the Trust for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets fairly; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on price available at such time. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor

17

Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the “penny-rounding” method by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

The Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a “penny-rounded” basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant “penny-rounded” net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Fund.

Since the net income of the Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class I and Class II shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on October 31, 2002 is set forth below.

	Class I	Class II
Net Assets	$6,669,287,148	$266,238,916

Number of Shares Outstanding	6,662,429,483	265,712,187

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 1.00	$ 1.00

Offering Price	$ 1.00	$ 1.00


YIELD INFORMATION

The Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net change in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is

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done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments. The yield on the Fund’s Class I and Class II shares for the period indicated, calculated in accordance with Commission regulations, is shown below.

	Seven-Day Period Ended October 31, 2002
	Class I	Class II
	1.48%	1.29%

On occasion, the Fund may compare its yield to (1) the Donoghue’s Domestic Prime Funds Average, an average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 91-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund’s yield or relative performance for any future period.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and officers of the Trust, the Manager is primarily responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

     The money market securities in which the Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures are usually traded OTC but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing

19

such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities, Inc. (“GSI”) and Merrill Lynch, may not serve as the Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Commission has issued an exemptive order permitting the Fund to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from GSI is equal to or better than that available from other sources. GSI has informed the Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary, Merrill Lynch Money Markets, Inc., to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

The number and dollar volume of transactions engaged in by the Fund pursuant to the exemptive order are set forth in the following table:

Fiscal Year Ended October 31,	Number	Dollar Volume
2002	131	$3,678,002,354
2001	74	$3,047,300,181
2000	70	$3,690,870,916

The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended October 31, 2002 and October 31, 2001, the lending agent received no securities lending agent fees from the Fund. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.

     Securities held by the Fund also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or FAM acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one

20

or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Fund applicable to that dividend period.

Federal Tax

RICs and their shareholders. The following is a general summary of the treatment of regulated investment companies (“RICs”) and their shareholders under the Code. The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. If it so qualifies, the Fund will not be subject to Federal income tax with respect to the net ordinary income and net realized capital gains which it distributes to Class I and II shareholders. The Fund intends to distribute substantially all of such income.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will ordinarily constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gain are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, as well as any amounts of capital gain dividends in the different categories of capital gain referred to above. Dividends are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Fund.

Interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Retirement Accounts. Investment in the Fund is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and Retirement Selector Accounts and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pretax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2, unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the 10% (or 25%) penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which such transaction causing disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by the Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the 10% (or 25%) excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

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In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Education Accounts. Investment in the Fund is also offered to participants in qualified tuition program accounts and Coverdell education savings accounts (“education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a qualified tuition program account or a Coverdell education savings account, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education accountholders may be subject to a 10% Federal penalty as well as ordinary income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the 10% Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the 10% Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively. The tax rules applicable to retirement and education accounts are complex and vary depending on the type of Plan in which you are invested. This discussion does not purport to address all issues applicable to an investment in a retirement or education account, nor does it cover the specific treatment of all of the different types of Plans in which one could invest. You should consult with your tax adviser about the tax implications of investing in different types of retirement and education accounts and the tax implications of making withdrawals from an account.

State Tax

State income tax treatment of investment in and distributions from retirement and education accounts may vary from the Federal income tax consequences discussed above. You should consult a tax advisor regarding the state tax rules applicable to you and the specific Plan in which you are invested.

Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement or education account or outside of a retirement or education account may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

GENERAL INFORMATION

Description of Series and Shares

The Trust was organized on July 15, 1986 under the laws of the Commonwealth of Massachusetts as a business trust. The Trust is the successor to a Massachusetts business trust of the same name organized on October 28, 1981. It is a no-load, diversified, open-end investment company. The Declaration of Trust provides that the

23

Trust shall comprise separate Series each of which will consist of a separate portfolio that will issue separate shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the Fund is the only existing Series of the Trust, and shares of the Fund are divided into Class I and Class II shares. Class I and Class II shares represent an interest in the same assets of the Fund and are identical in all respects, except that Class II shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. See “Purchase of Shares.” The Board of Trustees of the Trust may classify and reclassify shares of any Series into additional classes at a future date.

All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class II shares will have exclusive voting rights with respect to matters relating to the distribution expenses borne solely by such class. Each issued and outstanding share is entitled to one vote for each full share held and fractional votes on fractional shares in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, and to participate equally in dividends and distributions with respect to that Series and upon liquidation or dissolution of the Series in the net assets of such Series remaining after satisfaction of outstanding liabilities.

The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Shareholders of the Trust are entitled to redeem their shares as set forth under “How to Buy, Sell and Transfer Shares” in the Prospectus and “Purchase of Shares” and “Redemption of Shares” herein. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

The Declaration does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund or the Trust. The Trust also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

Independent Auditors

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

The Bank of New York, 100 Church St., New York, New York 10286 (the “Custodian”), acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

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Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell and Transfer Shares” in the Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Fund.

Reports to Shareholders

The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information with respect to the shares of the Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

To the knowledge of the Fund, no entities own beneficially or of record 5% or more of the Fund’s shares as of January 17, 2003.

The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Retirement Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the “Trust Property” (as defined in the Declaration) only shall be liable.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling 1-800-MER-FUND between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

25

APPENDIX A

Description of Commercial Paper, Bank Money Instruments and Corporate Bond Ratings

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further refined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is satisfactory, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings Inc. (“Fitch”) employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.


A-1

Code #10237-01-03

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number
1(a)	—Declaration of Trust of Registrant, dated July 15, 1986.(a)
(b)	—Instrument establishing Merrill Lynch Retirement Reserves Money Fund (the “Fund”) as a series of the Registrant.(a)
(c)	—Amendment to Declaration of Trust of Registrant and Establishment and Designation of Class I and Class II shares of the Fund(e).
2	—Amended and Restated By-Laws of the Registrant effective as of April 12, 2001.(h)
3	—None.
4	—Amended and Restated Management Agreement between the Registrant and Merrill Investment Managers, L.P.(b)
5(a)	—Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(a)
(b)	—Class II Distribution Agreement between Registrant and Distributor(e).
6	—None.
7	—Form of Custody Agreement between the Registrant and The Bank of New York.(i)
8(a)(1)	—Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now known as Financial Data Services, Inc.)(a)
8(a)(2)	—Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated December 1, 2001.
(b)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(g)
(c)	—Form of Securities Lending Agency Agreement.(j)
9	—Opinion of Brown, Wood, Ivey, Mitchell & Petty, counsel to the Registrant.(d)
10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11	—None.
12	—Certificate of Merrill Lynch Investment Managers, L.P.(a)
13	—Class II Distribution Plan pursuant to Rule 12b-1 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated(e).
14	—Plan pursuant to Rule 18f-3(c).
15	—Code of Ethics(f).

(a)
Filed on February 26, 1996 as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (File No. 2-74584)(the “Registration Statement”).

(b)	Filed on February 1, 2000 as an exhibit to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement.
(c)	Filed on December 30, 1997 as an exhibit to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement.
(d)
Previously filed on January 26, 1982, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) and refiled as an exhibit to Post-Effective Amendment 21 on February 1, 2000 pursuant to the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) requirements.

(e)	Filed on December 31, 1998 as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement.
(f)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.

(g)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(h)
Filed on February 12, 2002 as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (File No. 2-74584) (the “Registration Statement”).

(i)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(j)
Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

C-1

Item 24.    Persons Controlled by or under Common Control with Registrant.

        The Registrant is not controlled by or under common control with any other person.

Item 25.    Indemnification.

        Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 9 of the Distribution Agreement.

        Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

        “The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

        Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

C-2

Item 26.    Business and Other Connections of Investment Adviser.

        Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        Fund Asset Management, L.P. (“FAM”), an affiliate of the Manager, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

C-3

        Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of substantially all of the investment companies advised by FAM, MLIM or their affiliates. Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Robert C. Doll, Jr.	President	President of FAM; Co-Head (Americas
Region) of MLIM from 1999 to 2001;
Director of Princeton Services; Chief
Investment Officer of Oppenheimer Funds,
Inc. in 1999 and Executive Vice President
thereof from 1991 to 1999

Lawrence D. Haber	Chief Financial Officer	Chief Financial Officer of MLIM; Global Controller for the Merrill Lynch International Banks; Director of Merrill Lynch’s International Accounting; Financial Controller and Deputy Controller of Merrill Lynch (Europe/Middle East); Chief Financial Officer of Merrill Lynch International Private Client Group and Deputy Controller; Chief Financial Officer of Merrill Lynch Hubbard; Chief Financial Officer of Merrill Lynch’s Capital Management Group; Senior Financial Officer of Merrill Lynch Asset Management; Domestic and International International positions; Auditor for Coopers & Lybrand.

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Philip L. Kirstein	General Counsel	General Counsel of FAM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	First Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Brian Murdoch	Chief Operating Officer	Senior Vice President of MLIM and Chief Operating Officer of MLIM Americas; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia.

C-4

Item 27.    Principal Underwriters.

        (a) FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Mercury Large Cap Series Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

        (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

        (c)  Not applicable.

Item 28.    Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 Act, as amended (the “Investment Company Act”) and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services.

        Other than as set forth under the caption “Management of the Fund—Merrill Lynch Investment Managers” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

        Not applicable.

C-5

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 31st day of January, 2003.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND OF MERRILL LYNCH RETIREMENT SERIES TRUST
(Registrant)

By:	/s/ DONALD C. BURKE

(Donald C. Burke, President)

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


TERRY K. GLENN * (Terry K. Glenn)	President and Trustee (Principal Executive Officer)

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)	Trustee

JOE GRILLS * (Joe Grills)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

ANDRÉ F. PEROLD* (André F. Perold)	Trustee

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Trustee

ROBERT S. SALOMON , JR .* (Robert S. Salomon, Jr.)	Trustee

STEPHEN B. SWENSRUD * (Stephen B. Swensrud)	Trustee

*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		January 31, 2003

C-6

EXHIBIT INDEX

Exhibit Number		Description

8	(a)(2)	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated December 1, 2001.
10		Consent of Deloitte & Touche LLP, independent auditors for the Registrant.